Avidbank Holdings, Inc.

Subordinated Debt Offering Investor Presentation

AUGUST 2026



Avidbank Holdings, Inc.

Safe Harbor Statement and Disclaimers

Forward-Looking Statements

This presentation, and any related oral presentation, contains forward-looking statements within the meaning of U.S. federal securities laws, which involve risks and uncertainties. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business of Avidbank Holdings, Inc. (the "Company", "we", "us" or "our"), all of which are difficult to predict and many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results, financial condition and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "aim," "strive," "intend," "plan" and, in each case, their negative or words or phases of similar or comparable meaning. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. We caution that the forward-looking information and statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: uncertain market conditions and economic trends nationally, regionally and particularly in the Bay Area (which we define as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano and Sonoma) and California; economic conditions affecting the venture capital and private equity industries, including any decline in overall portfolio company investment, merger and acquisition activity and other liquidity events affecting venture and private equity funds and their portfolio companies; risks related to the concentration of our business in California, and specifically within the Bay Area, including risks associated with any downturn in the real estate sector; the effects of a prolonged government shutdown; the occurrence of significant natural disasters, including fires and earthquakes, geopolitical events and acts of war or terrorism; our ability to conduct our business could be disrupted by natural or man-made disasters, including the effects of pandemic viruses; changes in market interest rates that affect the pricing of our loans and deposits and our net interest income; risks related to our strategic focus on lending to small to medium-sized businesses; the sufficiency of the assumptions and estimates we make in establishing reserves for potential loan losses and the value of loan collateral and securities; our ability to attract and retain executive officers and key employees and their client and community relationships; our ability to successfully manage any chief executive officer transition; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality and losses in our loan portfolio; the costs of, effects and results of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to; the results of regulatory examinations or reviews and the effect of and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; our level of non-performing assets and the costs associated with resolving problem loans; our ability to maintain adequate liquidity and to raise necessary capital to fund our growth strategy and operations or to meet increased minimum regulatory capital levels; the effects of increased competition from a wide variety of local, regional, national and other providers of financial services; technological changes and developments; negative trends in our market capitalization and adverse changes in the price of our common stock; risks associated with unauthorized access, cyber-crime and other threats to data security; the effects of any strategic transactions we may make or evaluate, and the costs associated with any potential or actual strategic transaction; our ability to comply with various governmental and regulatory requirements applicable to financial institutions, including supervisory actions by federal and state banking agencies; the impact of recent and future legislative and regulatory changes, including changes in banking, accounting, securities and tax laws and regulations and their application by our regulators, and economic stimulus programs; governmental monetary and fiscal policies, including the policies of the Federal Reserve and policies related to tariffs; our ability to implement, maintain and improve effective internal controls; our use of the net proceeds from our recent public offering; and our success at managing any of the risks involved in any of the foregoing items. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's filings with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q under the heading "Risk Factors" therein and available at the SEC's Internet site www.sec.gov. The foregoing factors should not be considered exhaustive. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Safe Harbor Statement and Disclaimers (continued)

Industry Information

Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Finally, forward-looking information obtained from these third-party sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). This presentation also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. Management has presented these non-GAAP financial measures because we believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Management believes that adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted efficiency ratio and taxable equivalent net interest income are reasonable measures to understand the Company's core operating performance and are important to many investors who are interested in understanding our profitability prospects from our core operations.

However, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those we use for the non-GAAP financial measures we disclose but may calculate them differently. You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons. For a description of the non-GAAP financial information included herein and reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

Confidentiality Notice and Disclaimer

This Confidential Investor Presentation (the "Confidential Investor Presentation") is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of the Company or any of its affiliates or subsidiaries. The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Confidential Investor Presentation at any time.

This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) and qualified institutional buyers (as defined in Rule 144A under the Securities Act). Any such offering may be made only pursuant to a written purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. It does not purport to contain all of the information that may be relevant or important to a prospective investor. In addition the financial information presented in the Confidential Investor Presentation is derived from Company records, including its filings with the Securities and Exchange Commission (the "SEC"), including the audited and unaudited financial information therein. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation.

The securities referenced in this Confidential Investor Presentation have not been registered under the Securities Act or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the SEC, any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Confidential Investor Presentation. Any representation to the contrary is a criminal offense.

The securities referenced in this Confidential Investor Presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Terms of Proposed Offering

Issuer	Avidbank Holdings, Inc. (NASDAQGS: AVBH)
Security	Bank Holding Company Fixed-to-Floating Rate Subordinated Notes
Offering Type	Regulation D Private Placement
Principal Amount	$30.0 million
Rating[1]	BBB+ by Egan-Jones Ratings Company
Term / Maturity	10 Years / 2036
Optional Redemption	5-year non-call period, callable at par plus accrued but unpaid interest thereafter
Coupon Structure	Fixed rate for first 5 years; floating rate for the 5 years thereafter
Use of Proceeds	Redemption of $22 million of outstanding Subordinated Notes due 2029 and general corporate purposes
Sole Placement Agent	PIPER SANDLER

1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings, and, accordingly, each rating should be evaluated independently of any other rating

Presenters



Mark D. Mordell – *Chairman of the Board and Chief Executive Officer*
- Joined the Board of Directors of the Bank in January of 2006, appointed Chairman in February of 2007, named CEO of Avidbank Holdings and the Bank in March 2012
- Brings over 30 years of financial services, real estate and diverse business experience to the Company
- In 1991 founded California Bavarian Corporation and its successor company, CBC Properties, LLC, which was a full-service real estate investment and management organization based in Palo Alto
- Mr. Mordell holds various roles including Advisory Board Member to MMM Management, Inc., the strategic advisor to a family office based in San Francisco, Advisory Board Member of the Donovan & Bank Foundation, which assists Special Forces Operators transition into a life of peace, contentment and balance, and is involved in various community organizations including Stanford University, Peninsula Bridge, Sacred Heart Preparatory School and the Town of Portola Valley
- Mr. Mordell received a B.A. in Economics from Stanford University



Patrick Oakes – *Executive Vice President and Chief Financial Officer*
- Joined the Bank as EVP and CFO of Avidbank Holdings and the Bank in March 2022
- Came to the Company from Atlantic Capital Bancshares, Inc. (Nasdaq: ACBI, which subsequently merged into SouthState Bank, N.A.) where he served as EVP, CFO and Secretary from 2015 to 2022
- Previous roles include EVP and CFO of Square 1 Bank, EVP and CFO of Encore Bancshares, Inc, and Senior Vice President and Treasurer of Sterling Bank
- Mr. Oakes was named the Atlanta Business Chronicle's 2021 CFO of the Year among small public company CFOs
- Mr. Oakes is a Chartered Financial Analyst, and holds a Bachelor of Science in Electrical Engineering Technology degree from Texas A&M University and an MBA, International Finance from Richmond American University London



Lisa Foussianes – *Executive Vice President and Chief Credit Officer*
- Named Deputy Chief Credit Officer in June of 2025, and promoted to Chief Credit Officer in January 2026
- Joined the Bank in October of 2023 as Senior Vice President in Credit
- Previously Ms. Foussianes worked in venture lending, primarily as Managing Director at Signature Bank and Senior Vice President at Square 1 Bank, spanning originations, portfolio management, and credit
- Prior to her career in venture lending, Ms. Foussianes spent well over a decade in commercial real estate finance, including originations, workouts, CMBS and credit, primarily at Prudential Mortgage Capital and Heller Financial
- Ms. Foussianes received a BA in Economics from The University of Michigan and an MBA from the University of Chicago

Source: Company documents

Diversified Commercial Bank Positioned for Growth

Company Overview

- Founded in 2003; **rooted in the Bay Area with a national expansion strategy**
- **Efficient footprint** with one full-service branch and two LPOs
- **Experienced management team** and continued investment in talent
- **Disciplined underwriting approach** with a proven track record
- Historically **strong balance sheet growth**
- **Diversified core funding base** and **loan portfolio**

Recent Highlights

- Complemented experienced C-suite with the addition of **Company President**
- Expanded business lines with the additions of **SBA lending, HOA banking, and EB-5 banking**
- **Completed IPO** in August 2025 and **repositioned securities portfolio, resulting in immediate improvement** in profitability and capital position

2026Q2 Financial Highlights

Balance Sheet	Total Assets	$2.7B
	Total Loans	$2.2B
	Total Deposits	$2.3B
Capital	Tier 1 Leverage Ratio	11.50%
	Total Risk-Based Capital Ratio	12.79%
Credit	NPAs / Assets	0.54%
	ACL / Loans	0.97%
Profitability	Net Interest Margin	4.26%
	Efficiency Ratio	55%
	Return on Average Assets	1.20%
	Return on Average Equity	10.4%

Source: Company documents

AVBH Business Model

Corporate Banking
- **Traditional** commercial and owner-occupied lending to small and mid-sized Bay Area clients
- Providing **high touch** service to enable our local clients to meet their financing needs and manage their cash

Commercial Real Estate
- Financing for commercial, multi-family, and mixed-use properties
- Collateralized by investment properties **in California**

Construction Lending
- Land acquisition, pre-development and construction loans on residential, commercial and mixed-use properties
- Focus on **high quality residential** properties in **desirable** Bay Area neighborhoods



Local Bay Area[1] Focus...
...With a Growing National Presence

Venture Lending
- **Comprehensive suite** of banking and financing solutions for VC- and PE-backed companies

Specialty Finance
- **Sponsor Finance** funds lower-middle market acquisitions to both PE-backed companies and entrepreneurs using the search fund model
- **Asset-Based Lending** provides flexible working capital secured by receivables and inventory

SBA Lending
- Providing **government guaranteed** lending solutions

Fund Finance
- **Capital call** lines of credit to PE and VC firms

Treasury Management
- Proactively helping clients with their **cash management** needs
- Specialty deposit products including **1031 exchange intermediaries, HOA banking solutions, and EB-5 banking**

1) Bay Area defined as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma

Bay Area[1] Core, Expanding National Reach



San Francisco Bay Area[1]
LPO
San Francisco
LPO
Redwood City
Branch and HQ
San Jose



A

- AVBH Headquarters
- Primary Lending Area
- Banking Relationships

- Avidbank serves clients in **41 states** with team members located in **key innovation hubs** nationwide
- **27% of loan balances** are outside of California, driven by targeted growth in **Venture** and **Specialty Finance**

1) Bay Area defined as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma
Source: Company documents

Proven Organic Growth

Total Assets ($M)


$917
$1,132
$1,431
$2,162
$2,133
$2,231
$2,304
$2,570
$2,580
$2,660
2018 – 2026Q2 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Total Loans ($M)


$806
$889
$993
$1,223
$1,554
$1,741
$1,865
$2,148
$2,173
$2,224
2018 – 2026Q2 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Total Deposits ($M)


$797
$973
$1,254
$1,979
$1,823
$1,654
$1,891
$2,186
$2,199
$2,322
2018 – 2026Q2 CAGR: 15%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Loan / Deposit Ratio (%)


101%
91%
79%
62%
85%
105%
99%
98%
99%
96%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Source: Company documents

Robust Capital Ratios

Tangible Common Equity / Tangible Assets Ratio[1] (%)



Completed $69M[2] Initial Public Offering & $275M securities restructuring in 2025Q3
6.34%
6.45%
7.41%
8.09%
10.93%
11.18%
11.13%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Tier 1 Leverage Ratio (%)



6.89%
9.46%
9.77%
10.35%
11.23%
11.39%
11.50%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Tier 1 Risk-Based Capital Ratio (%)



8.90%
9.82%
9.88%
10.59%
11.05%
11.39%
11.35%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Total Risk-Based Capital Ratio (%)



11.11%
11.76%
11.86%
12.30%
12.57%
12.85%
12.79%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

1) No reported intangible assets
2) Gross amount issued in initial public offering completed August 8, 2025 including overallotment
Source: Company documents

Significant Net Interest Margin Expansion

Net Interest Income ($M) and Net Interest Margin (%)



Repositioning the investment portfolio, decreasing deposit costs, and growth in DDA have contributed to expanding margin
Net Interest Income ($M)
Net Interest Margin (%)
3.52%
3.60%
3.90%
4.13%
4.38%
4.26%
$19.4
$20.3
$22.7
$25.0
$26.5
$26.7
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Net Interest Income Sensitivity



(200) bps Shock
(100) bps Shock
+100 bps Shock
+200 bps Shock
(6.8%)
(4.3%)
5.7%
11.7%
(1.4%)
(1.4%)
3.8%
8.0%
(1.6%)
(1.6%)
3.8%
7.9%
(2.2%)
(2.0%)
4.2%
8.7%
2025Q3
2025Q4
2026Q1
2026Q2

Historical Loan Yields (%)



53% of loans floating rate as June 30, 2026
6.96%
7.01%
6.98%
6.68%
6.68%
6.67%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Historical Deposit Costs (%)



2.76%
2.78%
2.67%
2.39%
2.24%
2.29%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Source: Company documents

Controlled Expense Growth

Scalable expense base supports double-digit annual balance sheet growth

Focused on driving **positive operating leverage**

Branch-lite strategy minimizes overhead

Future expense growth primarily driven by **strategic banker hires**

Prioritizing **investment in technology** while remaining cognizant of opportunities for expense rationalization

Efficiency Ratio (%)



GAAP
Adjusted[1]
63%
52%
52%
62%
57%
58%
171%
57%
50%
55%
49%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

1) Adjusted non-GAAP measure. See GAAP to non-GAAP reconciliation in Appendix for detail
Source: Company documents, S&P Capital IQ Pro

Enhanced Profitability Profile

Net Interest Margin (%)


Completed $69M² Initial Public Offering & $275M securities restructuring in 2025Q3
3.12%
3.78%
3.55%
3.44%
3.80%
4.38%
4.26%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Net Income ($M)


GAAP
Adjusted¹
$12.3
$25.3
$25.0
$22.0
$16.8
$21.0
$24.9
($19.6)
$9.0
$8.2
$7.6
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

ROAA (%)


GAAP
Adjusted¹
0.72%
1.22%
1.21%
1.01%
0.77%
0.93%
1.06%
(0.83%)
1.46%
1.28%
1.20%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

ROAE (%)


GAAP
Adjusted¹
9.2%
18.6%
18.4%
14.7%
11.2%
12.0%
11.0%
(8.6%)
12.7%
11.2%
10.4%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

1) Adjusted non-GAAP measures. See GAAP to non-GAAP reconciliation in Appendix for detail
2) Gross amount issued in initial public offering completed August 8, 2025 including overallotment
Source: Company documents

Diversified Lending Platform

Commercial focus – C&I plus owner-occupied CRE account for **59%** of total loans

Diversified and conservatively underwritten CRE book – **no single-sector risk**

Short loan portfolio duration of **3.8 years** enables efficient asset / liability management

Loan Portfolio by Type[1]



Residential RE
2%
Constr. & Land
7%
Multi-family
13%
CRE OO
9%
CRE NOO
19%
C&I
50%
Total Loans:
$2.2B

Loan Portfolio Growth by Type[1] (2025Q2 to 2026Q2)

$ in millions



C&I
$256.6 / 30%
Multifamily
$39.4 / 16%
CRE OO
$29.0 / 17%
CRE NOO
$23.8 / 6%
Residential RE
$6.4 / 20%
Consumer
($2.0) / (85%)
Construction & Land
($40.8) / (20%)

Loan Portfolio Interest Rate Comparison



Fixed
21%
Adjustable
26%
Floating
53%
Total Loans:
$2.2B
14% of floating rate loans are at floor rates

1) Loan portfolio by type does not reflect the divisional breakdowns; divisions may include loans across multiple product types

Note: Financial data as of June 30, 2026

Source: Company documents

Non-owner Occupied CRE and Construction Lending

The NOO CRE and construction divisions leverage **deep local expertise**, partnering with top-tier, proven real estate investors and developers

100% of NOO CRE and construction collateral is located in Northern California with significant majority in the Bay Area

The NOO CRE portfolio is **granular and conservatively underwritten**, highlighted by low LTVs and an average outstanding loan size of $2.8 million

Non-Owner Occupied CRE Portfolio

Category	Non-Owner Occupied CRE Loans ($000s)	% of Loans	WALTV
Office	$143,136	6%	47%
Retail	$101,776	5%	44%
Hotel / Motel	$77,629	3%	39%
Industrial	$62,023	3%	34%
Warehouse	$16,581	1%	33%
Other	$30,629	1%	34%
Total	**$431,774**	**19%**	**42%**

CRE and C&D Concentrations (%)



C&D - Total (%)
CRE - Total (%)
C&D - Regulatory Guidance (%)
CRE - Regulatory Guidance (%)
311%
302%
298%
298%
280%
72%
71%
63%
63%
50%
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Construction & Land Portfolio



1-4 Family Residential - Owner
4%
Land
14%
Commercial
23%
Total:
$165M
1-4 Family Residential - Spec
59%
75% average loan-to-cost

Note: Financial data as of June 30, 2026
Source: Company documents

C&I Lending Overview

C&I lending includes multiple verticals and varied industries, **driving balanced, disciplined growth**

The current ACL / loans for the C&I portfolio is **1.31%**[2] and average C&I net charge-offs / average C&I loans for the past 10 years has been 0.17%[3]



Other C&I
$62 million
5%
Capital Call Lines[1]
$60 million
5%
Corporate Banking
$164 million
15%
Venture Lending
$323 million
29%
Total C&I Loans:
$1.1B
Asset-Based Lending
$207 million
19%
Sponsor Finance
$296 million
27%

1) Represents loans to nondepository financial institutions, primarily capital call loans to private equity funds
2) Bank level regulatory financial data per Call Report
3) Bank level regulatory financial data per Call Report; reflects average net charge-offs from 2016Y to 2025Y

Note: Financial data as of June 30, 2026
Source: Company documents, S&P Capital IQ Pro

Venture Lending Overview

Launched in 2019, Avidbank's venture platform serves VC-backed companies

Platform is **highly self-funded**, with client deposits equal to 2.8 times outstanding loan balances

Borrowers are required to bank with Avidbank which provides added visibility into cashflows and tighter credit control

Clients are **backed by institutional capital**, with experienced sponsors providing support and stability

Venture loans are most commonly **secured by a lien on all assets**, with a carveout for IP, and perfected by a UCC-1 filing

Venture Loans and Deposits ($M)



Loans
Deposits
Deposits/ Loans
Venture Lending
$323
$890
2.8x

Venture Lending Portfolio by Industry



Other 12%
Professional Services 6%
Financial Services 11%
Healthcare 16%
Software & Technology 55%
Total: $323M
ACL / Venture Lending Portfolio: ~1.44%

Note: Financial data as of June 30, 2026
Source: Company documents

Venture Lending SaaS Detail

AI Advancement and SaaS Transformation

- The SaaS revenue model is undergoing a fundamental shift primarily driven by the accelerated advancements of AI
- Avidbank is closely monitoring an emerging divergence in SaaS companies focused on horizontal or vertical strategies:
  - **Horizontal:** Solves a specific functional problem, such as CRM, HR or payroll, across a wide range of industries
  - **Vertical:** Purpose-built for the unique workflows and regulatory requirements of a specific industry
- The bank has conducted a thorough review of the SaaS loan portfolio to evaluate companies that could be impacted by AI disruption
  - SaaS borrowers are broadly utilizing AI-driven development tools
  - Sentiment has improved as investors are realizing the software business model is needed along with AI models
  - SaaS borrowers continue to successfully raise equity rounds with vertical strategies experiencing more fundraising activity
- SaaS venture portfolio currently carries stable risk profile with minimal problem relationships:
  - $4.6 million in total special mention balances across 2 relationships
  - Single substandard relationship with loan balance of $1.2 million

SaaS Lending by Industry



Other
8%
Logistics & Transportation
4%
Financial Services
11%
Total SaaS Loans:
$190M
Software & Technology
77%

SaaS loans are **8.6%** of total loans

SaaS Portfolio Breakdown

$ in millions	2026Q2 Balance ($)	2026Q2 % of Total	2026Q1 Balance ($)	2026Q1 % of Total
Horizontal SaaS Strategy				
Total Deposits	$102.9	*4.4%*	$98.9	*4.5%*
Total Loans	$52.1	*2.3%*	$44.7	*2.1%*
Criticized / Classified	$2.3	*0.1%*	$3.6	*0.2%*
Vertical SaaS Strategy				
Total Deposits	$257.6	*11.1%*	$247.2	*11.2%*
Total Loans	$138.1	*6.2%*	$120.4	*5.5%*
Criticized / Classified	$3.5	*0.2%*	$3.5	*0.2%*

Note: Financial data as of June 30, 2026
Source: Company documents

Disciplined Credit Culture and Minimal History of Losses

Credit Culture & Underwriting Standards

- Proven ability to manage credit through cycles with minimal loss history, even following tumultuous periods for the sector
- Structured credit process combines efficient execution with strong controls:
  - Multi-level credit approval framework
  - Regular divisional portfolio reviews
  - Special Asset Committee meetings twice a month
- Semi-annual third-party reviews cover over 90% of loans outstanding
- Moody's economic forecasts factored into calculation of ACL

NPAs / Assets (%)


0.18%
0.34%
0.25%
0.15%
0.67%
0.06%
0.06%
0.95%
0.63%
0.54%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Asset Quality Commentary

- One NPL as of June 30, 2026, a construction loan with current balance of $14.4 million
  - Mixed used property with 11 condos
  - Incurred a $1.9 million charge-off associated with this loan in 2026Q2
- Resolved three NPLs in 2026Q1
  - Charge-off of two C&I loans totaling $3.2 million
  - Payoff of a $3.1 million construction loan
- Allowance for credit losses ended the quarter at $21.5 million or 0.97% of loans

ACL / Loans (%) and NCOs / Avg Loans (%)


ACL / Loans (%)
NCOs / Average Loans (%)
1.21%
1.27%
1.26%
1.07%
1.06%
1.10%
1.00%
1.04%
0.96%
0.97%
0.02%
(0.01%)
0.04%
0.29%
0.01%
0.01%
0.24%
0.07%
0.52%[1]
0.35%[1]
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

1) Quarterly NCOs / average loans annualized
Source: Company documents

Special Mention and Substandard / Doubtful Loans

Special Mention Loan Trends


Total Special Mention ($M)
Percent of Loans (%)
1.43%
1.87%
1.48%
0.51%
1.57%
2.16%
$26.3
$35.8
$29.0
$10.8
$34.1
$48.1
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Substandard / Doubtful Loan Trends


Total Substandard / Doubtful ($M)
Percent of Loans (%)
0.20%
0.38%
0.44%
1.23%
0.92%
0.96%
$3.7
$7.2
$8.6
$26.3
$20.0
$21.3
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Special Mention Characteristics


Constr. & Land 8%
Commercial Finance 1%
Cash Flow Term 8%
Commercial Unsec. 9%
Venture 14%
RE / Non Res. 60%

Special Mention Characteristics	
Loan Balances Outstanding ($M)	$48.1
% of Total Loans, Gross	2.16%
Number of Loans	18

Includes non-owner occupied CRE relationship with 3 loans totaling $29mm and estimated LTVs <50%

Substandard / Doubtful Characteristics


Venture 6%
Commercial Unsec. 2%
Cash Flow Term 9%
Commercial Finance 15%
Constr. & Land 68%

Substandard / Doubtful Characteristics	
Loan Balances Outstanding ($M)	$21.3
% of Total Loans, Gross	0.96%
Number of Loans	6

$14.4 million of total substandard / doubtful loans attributed to one non-performing construction loan

Note: Data as of June 30, 2026
Source: Company documents

Varied Funding Sources

Commentary

- Period-end deposits increased $123 million from March 31, 2026 and $319 million from June 30, 2025
- Multi-pronged deposit strategy:
  - Venture Lending drives funding with deposit generation well in excess of loan balances (approximately 2.8x deposits / loans within Venture Lending)
  - Corporate Banking and Specialty Finance are self-funding, supporting loan growth and broader balance sheet strength
  - Continued investment in treasury management capabilities through strategic hires and business line additions including HOA, 1031 exchange, and EB-5 banking
- Non-reciprocal brokered deposits remain 5% or less of total deposits since 2024Q2

Deposit Balances ($B) & Rates (%)



Non-IB
Non-time IB
Time
Brokered[2]
$2.0
$2.0
$2.2
$2.2
$2.3
1%
2%
2%
1%
2%
1%
3%
1%
74%
75%
73%
71%
71%
22%
23%
25%
26%
24%
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2



Non-time IB
Time
Brokered[2]
Total
4.42%
4.40%
3.82%
3.95%
3.50%
3.53%
3.20%
2.94%
3.01%
3.38%
3.30%
3.20%
3.04%
3.22%
2.77%
2.70%
2.41%
2.21%
2.29%
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Deposits by Division



Corporate Banking
$596 million
26%
Specialty Finance
$470 million
20%
Other[1]
$154 million
7%
Specialty Deposits
$147 million
6%
Brokered[2]
$65 million
3%
Venture Lending
$890 million
38%
Total Deposits:
$2.3B

Borrowing Capacity

($ in millions)

Category	Capacity	Amount Used ($)	Amount Used (%)	Available
Federal Funds Line of Credit	$229	-	-	$229
FHLB	$551	-	-	$551
Available Securities	$222	-	-	$222
FRB Discount Window	$977	-	-	$977
Available Contingent Capacity	**$1,979**	**$0**	**0%**	**$1,979**

1) Other includes Fund Finance, Commercial Real Estate, Construction, and Other
2) As of June 30, 2026, an additional $513 million of our deposits were considered brokered for regulatory purposes as they exceeded a general regulatory cap for reciprocal deposits

Note: Financial data as of June 30, 2026. Totals may not sum due to rounding

Source: Company documents

Securities Portfolio

Commentary

- Repositioned investment portfolio with proceeds from IPO
- Sold $275 million in available-for-sale securities with an average yield of 1.82% for a loss of $62.4 million; purchased $205 million in available-for-sale securities with an average purchase yield of 4.57%
- Investment portfolio totaled $232 million at June 30, 2026, with a book yield of 4.68%, a duration of 3.6 years and average life of 4.8 years
- Comprised primarily of agency MBS and CMOs
- 100% of securities portfolio is classified as available for sale

Portfolio Composition



Agency MBS and CMOs, 97%
Total Securities: $232M
Muni and Other, 3%

Investment Portfolio / Total Assets (%) & Portfolio Yield (%)



Investment Portfolio / Total Assets (%)
Portfolio Yield (%)
18%
21%
15%
13%
8%
8%
9%
1.62%
2.13%
2.28%
2.31%
2.86%
4.64%
4.68%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2

Net Unrealized Loss on AFS Securities ($M)



2021Y
2022Y
2023Y
2024Y
2025Y
2026Q1
2026Q2
($6.6)
($83.3)
($68.8)
($72.6)
($0.3)
($1.8)
($2.8)

Note: Financial data as of June 30, 2026
Source: Company documents

Pro Forma Interest Coverage and Double Leverage

Offering Assumptions ($ in 000s)	
Gross Offering Amount	**30,000**
Net Proceeds	29,325
Existing Sub Debt Redeemed	22,000
Proceeds Downstreamed to Bank as Equity	5,000

	For the Twelve Months Ended					Quarter Annualized
($ in 000s)	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2026
Double Leverage						
Equity Investment in Bank Subsidiary	151,181	152,038	181,418	202,099	290,401	307,839
Consolidated Equity	137,100	137,538	165,312	186,362	280,979	296,185
Double Leverage Ratio	**110%**	**111%**	**110%**	**108%**	**103%**	**104%**
Net Proceeds from Proposed Sub Debt Offering						29,325
Redemption of Existing Sub Debt						(22,000)
Proceeds Downstreamed to Bank as Equity						5,000
Pro Forma Equity Investment in Bank Subsidiary						312,839
Consolidated Equity						296,185
Pro Forma Double Leverage Ratio						**106%**
Interest Coverage						
Total Deposit Interest Expense	2,618	7,513	36,414	54,146	53,159	50,560
Other Borrowing Interest Expense	1,238	1,440	15,009	13,073	5,286	2,424
Total Interest Expense	**3,856**	**8,953**	**51,423**	**67,219**	**58,445**	**52,984**
Pre-tax Income	**17,154**	**34,449**	**23,972**	**29,803**	**35,421**[1]	**41,876**
Interest Coverage (Inc. Deposit Expense)	**5.4x**	**4.8x**	**1.5x**	**1.4x**	**1.6x**	**1.8x**
Interest Coverage (Excl. Deposit Expense)	**14.9x**	**24.9x**	**2.6x**	**3.3x**	**7.7x**	**18.3x**
Proposed Sub Debt Offering Interest Expense						1,950[2]
Existing Sub Debt Interest Expense Reduction via Redemption						(1,646)[3]
Pro Forma Interest Coverage (Inc. Deposit Expense)						**1.8x**
Pro Forma Interest Coverage (Excl. Deposit Expense)						**16.3x**

1) Pre-tax income excluding the impact of $62.4 million loss on sale of securities
2) Assumes an illustrative coupon of 6.50%
3) Assumes a 7.48% rate on existing subordinated notes, the reported rate for 2026Q2

Note: Assumes net proceeds from the are offering are used to redeem in full the Company's $22.0 million of outstanding subordinated notes due 2029 paying a floating coupon equal to the current 3-month Secured Overnight Financing Rate (SOFR) plus a spread of 359.5 basis points

Source: Company documents, S&P Capital IQ Pro

Illustrative Pro Forma Capital Ratios

Cash at Holding Company and Consolidated Capital *($ in thousands)*	Actual 6/30/2026	Debt Issued	Redemption of Existing Subordinated Debt	Pro Forma 6/30/2026
Holding Company Cash & Equivalents	$2,715	$24,325[1]	($22,000)	$5,040
Regulatory Capital				
Common Equity Tier 1 Capital	294,950	-	-	294,950
Tier 1 Capital	294,950	-	-	294,950
Tier 2 Capital	37,392	29,325	(13,200)	53,517
Total Capital	332,342	29,325	(13,200)	348,467
Total Assets for Leverage Ratio	2,563,871	29,325	(22,000)	2,571,196
Total Risk Weighted Assets	2,598,634	5,865	(4,400)	2,600,099
Holding Company Capital Ratios (%)				
Tier 1 Leverage	11.50			11.47
CET1 Ratio	11.35			11.34
Tier 1 Capital Ratio	11.35			11.34
Total Risk Based Capital Ratio	12.79			13.40

Bank Level Capital *($ in thousands)*	Actual 6/30/2026	Downstreamed Proceeds	Pro Forma 6/30/2026
Regulatory Capital			
Common Equity Tier 1 Capital	$306,604	$5,000	$311,604
Tier 1 Capital	306,604	5,000	311,604
Tier 2 Capital	24,192	-	24,192
Total Capital	330,796	5,000	335,796
Total Assets for Leverage Ratio	2,556,406	5,000	2,561,406
Total Risk Weighted Assets	2,591,000	1,000	2,592,000
Bank Level Capital Ratios (%)			
Tier 1 Leverage	11.99		12.17
CET 1 Ratio	11.83		12.02
Tier 1 Capital Ratio	11.83		12.02
Total Risk Based Capital Ratio	12.77		12.96

1) Net proceeds to the holding company after downstream of $5.0 million of net offering proceeds to the Bank as equity

Note: Assumes $5.0 million of net proceeds are downstreamed to the Bank as equity. Assumes a 20% risk weighting on net proceeds

Source: Company documents, S&P Capital IQ Pro

Appendix

Experienced Leadership



Jonathan ("JD") Dale – *President*

- Joined the Bank as President of Avidbank Holdings and the Bank in August 2026
- Prior to joining Avidbank, served with Umpqua Bank (which became Columbia Bank following its 2023 merger) from January 2016 to July 2025. From January 2024 until his departure, Mr. Dale served as EVP and Regional Executive for California. From August 2019 to January 2024, he served as EVP and Regional Executive for Umpqua Bank's Pacific Northwest and Mountain West regions. Prior thereto, Mr. Dale served in several other senior leadership positions at Umpqua Bank
- Before joining Umpqua Bank, Mr. Dale held positions with California Bank & Trust and Washington Mutual Bank in Southern California
- Mr. Dale earned his M.B.A. from the University of Southern California's Marshall School of Business and completed the Pacific Coast Banking School's Masters in Banking program through the University of Washington Foster School of Business



Gina Thoma-Peterson – *Executive Vice President and Chief Operating Officer*

- Joined the Bank as EVP and COO of Avidbank Holdings and the Bank in September 2019
- Previously spent eight years at MUFG Union Bank holding senior positions in global financial services enterprise and operational risk management, and comprehensive capital and analysis review (CCAR)
- Spent 12 years at PricewaterhouseCoopers (PwC) in San Francisco, with deep expertise in regulatory compliance, enterprise risk, financial reporting and operational resilience. Led advisory and audit services for the largest PwC portfolio of global, regional and community financial institutions in the Western U.S.
- Spent six years in bank supervision and regulatory compliance as an Associate National Bank Examiner for the Office of the Comptroller of the Currency, following four years in operational roles with community and regional banks in California and Washington
- Ms. Thoma-Peterson received her B.A. in Business Administration from the University of Washington



Tami Laura Benedict – *Executive Vice President and Chief of Staff*

- Joined the Bank in 2006 as an online banking specialist, was promoted to Assistant VP and Operations Manager of the Bank in 2008, then to VP in 2012, where she took on the additional responsibility as the Deputy BSA (Bank Secrecy Act) Officer
- In June 2016, Ms. Benedict was promoted to Senior Vice President where she managed the day-to-day operations for Loan Services, Asset-Based Lending Operations, IT, the Branch, Deposit Operations, and Cash Management divisions of the Bank
- In August 2024, she was appointed Executive Vice President and Chief of Staff of the Bank



Victor DeMarco – *Executive Vice President, Chief Legal Officer, Head of Advisory Services*

- Joined in 2020 as the SVP and General Counsel of Avidbank Holdings and the Bank and was promoted to EVP and Chief Legal Officer in September 2024
- Founding member of Square 1 Bank, where he held several leadership positions and helped grow the Bank from inception through its IPO and merger with Pacific Western Bank
- Between February 2019 and September 2020, he practiced law with Smith Anderson representing many of the top venture banks in the country
- Mr. DeMarco received his B.S. in business from North Carolina State University, his MBA from the University of North Carolina at Chapel Hill, and his J.D. from North Carolina Central University



Arthur Wasson – *Executive Vice President and Chief Revenue Officer*

- Joined the Bank as EVP, Treasury Management Services of the Bank in August 2023 and was promoted to Chief Revenue Officer in January 2026
- Previously served as the managing group director and was a founding member of the venture banking team at Signature Bank from 2019 to 2023
- Spent seven years at Square 1 Bank, subsequently acquired by Pacific Western Bank, most recently as EVP and Head of the Equity Funds Group and Global Treasury Management
- He began his banking career first at Merrill Lynch and later at Morgan Stanley in their private banking divisions
- Mr. Wasson received his B.S. in Accountancy from Villanova University and a J.D. from Albany Law School

Source: Company documents

Top 20 Borrower Relationships

#	Loan Type	Industry	# of Commitments	Relationship Since	Total Exposure ($000s)	Total Balance ($000s)	Percent of Total Loans	Least Favorable Risk Rating	Special Ment. or Worse Bal. ($000s)	Nearest Maturity Date	Deposit Relationship (Yes / No)
1	C&I (ABL)	Waste Management	2	2017	32,500	25,000	1.1%	Pass	-	1/23/27	Yes
2	CRE, C&I	Real Estate	2	2020	30,555	26,279	1.2%	Pass	-	5/25/28	Yes
3	C&I (Fund Finance)	Financial Institution	1	2025	30,000	30,000	1.3%	Pass	-	9/1/28	No
4	Construction	Real Estate	3	2022	28,980	15,406	0.7%	Pass	-	11/7/28	Yes
5	CRE	Property Management	3	2019	28,881	28,881	1.3%	Special Mention	28,881	9/17/26	Yes
6	Multifamily, C&I	Real Estate	8	2018	27,375	27,355	1.2%	Pass	-	3/13/27	Yes
7	CRE, C&I	Real Estate	4	2018	25,265	17,562	0.8%	Pass	-	12/12/26	Yes
8	C&I	Real Estate	5	2009	25,000	12,644	0.6%	Pass	-	10/15/27	Yes
9	C&I (Sponsor Finance)	Healthcare	3	2021	24,305	15,809	0.7%	Pass	-	11/21/28	Yes
10	CRE, Construction, C&I	Real Estate	10	2008	23,849	16,905	0.8%	Pass	-	8/25/26	Yes
11	Multifamily, C&I	Real Estate	5	2012	23,643	1,272	0.1%	Pass	-	7/31/26	Yes
12	C&I	Construction	5	2023	20,780	9,071	0.4%	Pass	-	9/12/26	Yes
13	C&I (Venture Lending)	Software	2	2023	20,310	20,000	0.9%	Watch	-	12/14/26	Yes
14	C&I (Venture Lending)	Media	2	2024	20,000	5,000	0.2%	Pass	-	6/15/27	Yes
15	C&I (Venture Lending)	Healthcare	2	2026	20,000	20,000	0.9%	Pass	-	12/1/29	Yes
16	C&I (Venture Lending)	Fintech	1	2026	20,000	6,281	0.3%	Pass	-	9/30/30	Yes
17	C&I (Venture Lending)	Services	1	2026	20,000	0	0.0%	Pass	-	12/29/28	Yes
18	C&I (Venture Lending)	Software	1	2022	19,750	11,750	0.5%	Pass	-	12/18/27	Yes
19	CRE, C&I, 1-4 Family	Real Estate	8	2007	19,589	12,189	0.5%	Pass	-	12/3/27	Yes
20	CRE, C&I	Real Estate	5	2012	19,308	19,180	0.9%	Watch	-	8/9/26	Yes
				Total	**480,090**	**320,585**	**14.4%**	**-**	**28,881**	**-**	**-**
				Average	**24,005**	**16,029**	**0.7%**	**-**	**-**	**-**	**-**

Note: Data as of June 30, 2026
Source: Company documents

Top 20 Deposit Relationships

#	AVBH Division	Industry	Relationship Since	Tenure with AVBH (Years)	Total Balance ($000s)	Percent of Total Deposits
1	Venture Lending	Technology (Horizontal SaaS)	2019	7.5+	$133,426	5.7%
2	Specialty Deposits	1031 Exchange	2024	2.5+	$103,569	4.5%
3	Sponsor Finance	Financial Services	2024	2.5+	$62,853	2.7%
4	Venture Lending	Technology	2020	6.5+	$62,827	2.7%
5	Corporate Banking	Engineering	2023	3.5+	$60,257	2.6%
6	Venture Lending	Professional Services	2021	5.5+	$46,668	2.0%
7	Venture Lending	Technology (Vertical SaaS)	2025	1.5+	$41,596	1.8%
8	Venture Lending	Technology	2026	0.5+	$30,000	1.3%
9	Corporate Banking	Community Services	2012	14.5+	$29,954	1.3%
10	Corporate Banking	Construction	2007	19.5+	$28,823	1.2%
11	Corporate Banking	Construction	2021	5.5+	$28,126	1.2%
12	Venture Lending	Technology (Vertical SaaS)	2023	3.5+	$24,030	1.0%
13	Specialty Deposits	Financial Services	2024	2.5+	$21,457	0.9%
14	Specialty Finance	Technology (Vertical SaaS)	2020	6.5+	$20,975	0.9%
15	Specialty Finance	Environmental	2017	9.5+	$19,413	0.8%
16	Venture Lending	Technology (Horizontal SaaS)	2022	4.5+	$18,957	0.8%
17	Corporate Banking	Construction	2024	2.5+	$18,871	0.8%
18	Venture Lending	Technology (Horizontal SaaS)	2025	1.5+	$16,622	0.7%
19	Venture Lending	Media & Advertising	2024	2.5+	$16,474	0.7%
20	Corporate Banking	Construction	2022	4.5+	$16,045	0.7%
			Total	**-**	**$800,944**	**34.5%**
			Average	**5.4**	**$40,047**	**1.7%**

Note: Data as of June 30, 2026
Source: Company documents

2026Q2 Balance Sheet

Results as of and for

$ in thousands	Q2 2026	Q1 2026	Q2 2025
Balance Sheet			
Cash and Cash Equivalents	$159,909	$149,042	$129,923
Debt Securities	232,196	210,583	292,808
Loans, net of Deferred Fees and ACL	2,202,618	2,151,908	1,892,094
Other Assets	65,717	68,021	77,304
Total Assets	**$2,660,440**	**$2,579,554**	**$2,392,129**
Non-Interest-Bearing Deposits	$568,509	$577,101	$443,540
Interest-Bearing Deposits	1,753,439	1,622,218	1,559,241
Total Deposits	2,321,948	2,199,319	2,002,781
Subordinated Debt, Net	22,000	22,000	22,000
Short-Term Borrowings	-	55,000	145,000
Other Liabilities	20,307	14,797	17,929
Total Liabilities	2,364,255	2,291,116	2,187,710
Total Shareholders' Equity	296,185	288,438	204,419
Total Liabilities and Shareholders' Equity	**$2,660,440**	**$2,579,554**	**$2,392,129**

	Q2 2026	Q1 2026	Q2 2025
Balance Sheet and Capital Ratios			
Tier 1 Leverage Ratio	11.50%	11.39%	10.53%
Common Equity Tier 1 Ratio	11.35%	11.39%	11.02%
Tier 1 Risk-Based Capital Ratio	11.35%	11.39%	11.02%
Total Risk-Based Capital Ratio	12.79%	12.85%	12.76%
Tangible Common Equity / Tangible Assets[1]	11.13%	11.18%	8.55%
Asset Quality Data			
ACL on Loans / Loans	0.97%	0.96%	1.03%
ACL on Loans and Unfunded Commitments / Loans	1.09%	1.07%	1.15%
Non-Performing Assets to Total Assets	0.54%	0.63%	0.06%
Net Charge-Offs to Average Loans	0.35%	0.52%	0.00%

At June 30, 2026:

- Period-end loans (net of deferred loan fees) increased $51 million, or 9% annualized, from March 31, 2026 and $312 million, or 16%, from June 30, 2025
- Period-end deposits increased $123 million, or 22% annualized, from March 31, 2026 and $319 million, or 16%, from June 30, 2025
- Non-performing assets to total assets decreased to 0.54% as of June 30, 2026 compared to 0.63% at March 31, 2026

1) No reported intangible assets

Source: Company documents

2026Q2 Income and Profitability

$ in thousands, except per share amounts	Q2 2026	Q1 2026	Q2 2025	Change From Q1 2026[1]		Change From Q2 2025	
Select Operating Data							
Net Interest Income	$26,681	$26,500	$20,290	$181	3%	$6,391	31%
Provision for Credit Losses	2,789	1,445	925	1,344	373%	1,864	202%
Total Non-Interest Income	3,050	1,467	1,538	1,583	433%	1,512	98%
Total Non-Interest Expense	16,473	14,082	12,609	2,391	68%	3,864	31%
Income Before Income Taxes	10,469	12,440	8,294	(1,971)	(64%)	2,175	26%
Income Tax Expense	2,822	3,419	2,497	(597)	(70%)	325	13%
Net Income / (Loss)	$7,647	$9,021	$5,797	($1,374)	(61%)	$1,850	32%
Per Share Data							
Diluted Earnings / (Loss) Per Share	$0.71	$0.84	$0.75	($0.13)	(62%)	($0.04)	(5%)
Book Value Per Share	26.97	26.33	25.80	0.64	10%	1.17	5%
Performance Ratios							
Return on Average Assets	1.20%	1.46%	1.00%	(26 bps)		20 bps	
Return on Average Equity	10.4%	12.7%	11.6%	(234 bps)		(119 bps)	
Net Interest Margin	4.26%	4.38%	3.60%	(12 bps)		66 bps	
Efficiency Ratio	55%	50%	58%	506 bps		(236 bps)	

Results as of and for

- Second quarter of 2026 included a $2.6 million expense related to the settlement of outstanding litigation and income of $1.3 million on death benefit proceeds from BOLI
- Adjusted return on average assets was 1.28% in the second quarter of 2026 and adjusted efficiency ratio was 49%[2]
- Book value per share was $26.97 at June 30, 2026, an increase of $0.64 from March 31, 2026, and an increase of $1.17 from June 30, 2025

1) Percent change from 2026Q1 annualized
2) Adjusted non-GAAP measures. See GAAP to non-GAAP reconciliation for detail
Source: Company documents

Historical Balance Sheet

$ in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Cash and Cash Equivalents	$ 154,569	$ 82,701	$ 81,396	$ 47,288	$ 493,343	$ 159,909	$ 149,042	$ 154,569	$ 177,319	$ 129,923
Debt Securities Available-for-Sale	218,160	296,556	325,320	444,664	380,170	232,196	210,583	218,160	173,588	292,808
Loans, Net of Deferred Fees	2,148,439	1,864,942	1,740,647	1,554,222	1,223,344	2,224,119	2,172,846	2,148,439	1,958,585	1,911,718
Allowance for Credit Losses on Loans	(22,261)	(18,679)	(19,131)	(16,481)	(13,054)	(21,501)	(20,938)	(22,261)	(21,025)	(19,624)
Net Loans	2,126,178	1,846,263	1,721,516	1,537,741	1,210,290	2,202,618	2,151,908	2,126,178	1,937,560	1,892,094
Bank-Owned Life Insurance	13,045	12,674	12,315	32,747	31,875	11,443	13,151	13,045	12,953	12,857
Premises and Equipment, Net	1,526	2,331	3,297	4,163	4,565	1,151	1,340	1,526	1,739	1,927
Other Assets	56,165	63,963	86,992	66,665	42,235	53,123	53,530	56,165	59,295	62,520
Total Assets	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,660,440**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**
Deposits	$ 2,186,073	$ 1,891,355	$ 1,654,329	$ 1,823,235	$ 1,979,410	$ 2,321,948	$ 2,199,319	$ 2,186,073	$ 2,049,158	$ 2,002,781
Subordinated Debt, Net	22,000	22,000	21,906	21,805	21,703	22,000	22,000	22,000	22,000	22,000
Short-Term Borrowings	60,000	185,000	360,000	130,000	–	–	55,000	60,000	–	145,000
Other Liabilities	20,591	19,771	29,289	20,690	24,265	20,307	14,797	20,591	18,183	17,929
Total Liabilities	**$ 2,288,664**	**$ 2,118,126**	**$ 2,065,524**	**$ 1,995,730**	**$ 2,025,378**	**$ 2,364,255**	**$ 2,291,116**	**$ 2,288,664**	**$ 2,089,341**	**$ 2,187,710**
Common Stock	$ 169,990	$ 106,997	$ 104,499	$ 102,359	$ 72,799	$ 170,284	$ 169,474	$ 169,990	$ 169,342	$ 107,608
Retained Earnings	111,150	130,703	109,688	93,824	68,801	127,818	120,171	111,150	104,201	141,936
Accumulated Other Comprehensive Loss	(161)	(51,338)	(48,875)	(58,645)	(4,500)	(1,917)	(1,207)	(161)	(430)	(45,125)
Total Shareholders' Equity	**$ 280,979**	**$ 186,362**	**$ 165,312**	**$ 137,538**	**$ 137,100**	**$ 296,185**	**$ 288,438**	**$ 280,979**	**$ 273,113**	**$ 204,419**
Total Liabilities and Shareholders' Equity	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,660,440**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**

Source: Company documents

Avidbank Holdings, Inc.

Historical Income Statement

$ in thousands except share data	Fiscal Year Ended December 31, 2025	2024	2023	2022	2021	Quarter Ended Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Interest and Fees on Loans	$ 132,825	$ 130,878	$ 112,494	$ 71,813	$ 50,823	$ 36,484	$ 35,429	$ 34,093	$ 33,880	$ 32,967
Interest on Debt Securities	6,883	7,162	8,658	9,877	3,606	2,559	2,467	2,274	1,157	1,703
Federal Home Loan Bank Dividends	735	752	690	367	272	20	426	185	184	181
Other Interest Income	5,307	3,649	3,140	1,342	456	864	716	1,775	2,033	793
Total Interest Income	**$ 145,750**	**$ 142,441**	**$ 124,982**	**$ 83,399**	**$ 55,157**	**$ 39,927**	**$ 39,038**	**$ 38,327**	**$ 37,254**	**$ 35,644**
Interest on Deposits	$ 53,159	$ 54,146	$ 36,414	$ 7,513	$ 2,618	$ 12,640	$ 11,899	$ 12,887	$ 13,776	$ 13,669
Interest on Borrowings	5,286	13,073	15,009	1,440	1,238	606	639	427	828	1,685
Total Interest Expense	**$ 58,445**	**$ 67,219**	**$ 51,423**	**$ 8,953**	**$ 3,856**	**$ 13,246**	**$ 12,538**	**$ 13,314**	**$ 14,604**	**$ 15,354**
Net Interest Income	**$ 87,305**	**$ 75,222**	**$ 73,559**	**$ 74,446**	**$ 51,301**	**$ 26,681**	**$ 26,500**	**$ 25,013**	**$ 22,650**	**$ 20,290**
Provision for Credit Losses	5,118	4,096	3,042	3,510	3,572	2,789	1,445	2,838	1,355	925
Net Interest Income After Provision for Credit Losses	**$ 82,187**	**$ 71,126**	**$ 70,517**	**$ 70,936**	**$ 47,729**	**$ 23,892**	**$ 25,055**	**$ 22,175**	**$ 19,365**	**$ 19,365**
Service Charges and Fees	$ 3,178	$ 2,600	$ 2,209	$ 2,617	$ 2,179	$ 851	$ 821	$ 797	$ 779	$ 840
Foreign Exchange Income	937	896	411	254	187	340	363	254	267	196
Bank-Owned Life Insurance Income	372	508	894	871	451	1,497	106	93	96	93
Credit Card Income	314	150	104	71	53	113	101	60	57	150
Warrant and Success Fee Income	648	65	23	281	477	64	3	375	–	273
(Loss) / Gain on Sale of Securities	(62,391)	–	(6,214)	(404)	735	–	–	–	(62,391)	–
Other income	566	1,791	(79)	613	959	185	73	188	340	(14)
Total Non-Interest Income	**$ (56,376)**	**$ 6,010**	**$ (2,652)**	**$ 4,303**	**$ 5,041**	**$ 3,050**	**$ 1,467**	**$ 1,767**	**$ (60,852)**	**$ 1,538**
Salaries and Employee Benefits	$ 37,415	$ 32,499	$ 30,572	$ 29,102	$ 25,256	$ 9,563	$ 9,555	$ 9,574	$ 9,766	$ 8,978
Occupancy and Equipment	3,208	4,019	3,954	3,652	4,078	777	790	730	723	759
Data Processing	2,936	2,412	2,041	1,737	1,647	787	799	770	792	759
Regulatory Assessments	1,930	2,083	1,663	1,816	1,226	515	566	521	445	420
Legal and Professional Fees	2,707	2,139	1,839	1,290	897	897	1,188	890	591	715
Other Expenses	4,585	4,181	3,824	3,193	2,512	3,934	1,184	1,366	1,162	978
Total Non-Interest Expense	**$ 52,781**	**$ 47,333**	**$ 43,893**	**$ 40,790**	**$ 35,616**	**$ 16,473**	**$ 14,082**	**$ 13,851**	**$ 13,479**	**$ 12,609**
(Loss)/Income Before (Benefit)/Provision for Income Taxes	**$ (26,970)**	**$ 29,803**	**$ 23,972**	**$ 34,449**	**$ 17,154**	**$ 10,469**	**$ 12,440**	**$ 10,091**	**$ (53,036)**	**$ 8,294**
(Benefit)/Provision for Income Taxes	(7,417)	8,788	7,171	9,426	4,890	2,822	3,419	3,142	(15,301)	2,497
Net (Loss)/Income	**$ (19,553)**	**$ 21,015**	**$ 16,801**	**$ 25,023**	**$ 12,264**	**$ 7,647**	**$ 9,021**	**$ 6,949**	**$ (37,735)**	**$ 5,797**
Basic (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.83	$ 2.29	$ 3.68	$ 2.08	$ 0.72	$ 0.85	$ 0.66	$ (4.12)	$ 0.77
Diluted (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.76	$ 2.24	$ 3.60	$ 2.02	$ 0.71	$ 0.84	$ 0.65	$ (4.12)	$ 0.75

Source: Company documents

GAAP to Non-GAAP Reconciliation[1]

$s in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Non-GAAP Adjusted Net Income Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$7,647	$9,021	$6,949	($37,735)	$5,797
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	-	62,391	-
Tax Impact of Loss on Sale of Securities	(17,949)	-	(1,731)	(109)		-	-	-	(17,949)	-
Settlement of Litigation	-	-	-	-	-	2,637	-	-	-	-
Tax Impact of Litigation Settlement	-	-	-	-	-	(749)	-	-	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Tax Impact of Severance	-	-	(91)	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	478	-	-	-	-	-	-	-
BOLI Death Benefit Income	-	-	-	-	-	(1,338)	-	-	-	-
Net Income - Adjusted (non-GAAP)	**$24,889**	**$21,015**	**$21,995**	**$25,318**	**$12,264**	**$8,197**	**$9,021**	**$6,949**	**$6,707**	**$5,797**
Non-GAAP Adjusted Diluted Earnings Per Share Reconciliation										
Diluted (Loss) / Earnings Per Share - GAAP	($2.25)	$2.76	$2.24	$3.60	$2.02	$0.71	$0.84	$0.65	($4.12)	$0.75
Loss on Sale of Securities, Net of Income Tax	5.05	-	0.60	0.04	-	-	-	-	4.84	-
Settlement of Litigation, Net of Income Tax	-	-	-	-	-	0.17	-	-	-	-
Severance, Net of Income Tax	-	-	0.03	-	-	-	-	-	-	-
BOLI Death Benefit Income	-	-	-	-	-	(0.12)	-	-	-	-
BOLI Surrender Tax Expense	-	-	0.06	-	-	-	-	-	-	-
Diluted Earnings Per Share - Adjusted (non-GAAP)	**$2.80**	**$2.76**	**$2.94**	**$3.64**	**$2.02**	**$0.76**	**$0.84**	**$0.65**	**$0.72**	**$0.75**
Average Common Shares - Diluted - Adjusted	8,702,468	7,604,442	7,490,779	6,952,758	6,062,482	10,776,924	10,773,884	10,754,488	9,353,444	7,686,385
Non-GAAP Adjusted Return on Average Assets Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$7,647	$9,021	$6,949	($37,735)	$5,797
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,565,538	2,504,616	2,459,110	2,357,158	2,322,264
Return on Average Assets - GAAP	(0.83%)	0.93%	0.77%	1.21%	0.72%	1.20%	1.46%	1.12%	(6.35%)	1.00%
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$8,197	$9,021	$6,949	$6,707	$5,797
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,565,538	2,504,616	2,459,110	2,357,158	2,322,264
Return on Average Assets - Adjusted (non-GAAP)	**1.06%**	**0.93%**	**1.01%**	**1.22%**	**0.72%**	**1.28%**	**1.46%**	**1.12%**	**1.13%**	**1.00%**

1) See Slide 3 under "Non-GAAP Financial Measures."
Source: Company documents

GAAP to Non-GAAP Reconciliation[1]

$s in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Non-GAAP Adjusted Return on Average Equity Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$7,647	$9,021	$6,949	($37,735)	$5,797
Average Total Equity	227,210	175,348	150,045	135,841	133,646	294,826	287,191	278,382	236,903	200,608
Return on Average Equity - GAAP	(8.61%)	11.98%	11.20%	18.42%	9.18%	10.40%	12.74%	9.90%	(63.19%)	11.59%
Adjusted Net Income (non-GAAP)	24,889	21,015	21,995	25,318	12,264	8,197	9,021	6,949	6,707	5,797
Average Total Equity	227,210	175,348	150,045	135,841	133,646	294,826	287,191	278,382	236,903	200,608
Return on Average Equity - Adjusted (non-GAAP)	**10.95%**	**11.98%**	**14.66%**	**18.64%**	**9.18%**	**11.15%**	**12.74%**	**9.90%**	**11.23%**	**11.59%**
Non-GAAP Adjusted Efficiency Ratio Reconciliation										
Non-Interest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$16,473	$14,082	$13,851	$13,479	$12,609
Net Interest Income	87,305	75,222	73,559	74,079	51,029	26,681	26,500	25,013	22,650	20,290
Non-Interest Income	(56,376)	6,010	(2,652)	4,670	5,313	3,050	1,467	1,767	(60,852)	1,538
Efficiency Ratio - GAAP	170.65%	58.27%	61.90%	51.80%	63.21%	55.41%	50.35%	51.72%	(35.28%)	57.77%
Non-Interest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$16,473	$14,082	$13,851	$13,479	$12,609
Severance	-	-	(324)	-	-	-	-	-	-	-
Settlement of Litigation	-	-	-	-	-	$2,637	-	-	-	-
Non-Interest Expense - Adjusted	$52,781	$47,333	$43,569	$40,790	$35,616	$13,836	$14,082	$13,851	$13,479	$12,609
Net Interest Income	87,305	75,222	73,559	74,079	51,029	26,681	26,500	25,013	22,650	20,290
Non-Interest Income	(56,376)	6,010	(2,652)	4,670	5,313	3,050	1,467	1,767	(60,852)	1,538
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	-	62,391	-
BOLI Death Benefit Income	-	-	-	-	-	(1,338)	-	-	-	-
Non-Interest Income - Adjusted	6,015	6,010	3,238	5,074	5,313	1,712	1,467	1,767	1,539	1,538
Efficiency Ratio - Adjusted (non-GAAP)	**56.56%**	**58.27%**	**56.73%**	**51.53%**	**63.21%**	**48.73%**	**50.35%**	**51.72%**	**55.72%**	**57.77%**
Non-GAAP Taxable Equivalent Net Interest Income Reconciliation										
Net Interest Income - GAAP	$87,305	$75,222	$73,559	$74,079	$51,029	$26,681	$26,500	$25,013	$22,650	$20,290
Taxable Equivalent Adjustment	32	25	72	173	-	8	8	8	8	8
Net Interest Income - Taxable Equivalent (non-GAAP)	**$87,337**	**$75,247**	**$73,631**	**$74,252**	**$51,029**	**$26,689**	**$26,508**	**$25,021**	**$22,658**	**$20,298**

1) See Slide 3 under "Non-GAAP Financial Measures."
Source: Company documents